SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                    DATE OF EVENT REQUIRING REPORT: 1/13/00

                               GoHealth.MD, Inc.
                           --------------------------
             (Exact name of registrant as specified in it charter)
                            Nugget Exploration, Inc.
                         -----------------------------
                          (Former name of registrant)
                                     NEVADA
                              --------------------
         (State or other jurisdiction of incorporation or organization)

               0-10201                        83-0250943
               ----------                    -------------
          (Commission File Number)      (IRS Employer Identification Number)

              2051 Springdale Road, Cherry Hill, New Jersey 08003
      -------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (800) 204-1902
                              -------------------
              (Registrant's telephone number, including area code)




ITEM 8    CHANGE IN FISCAL YEAR

     On January 13, 2000, the Board of Directors of the Company, approved and adopted a change in the Company's fiscal year to the calendar year. The Company's previous fiscal year was a May 31st fiscal year. The Company will file a Form 10-KSB for the period ended December 31, 1999 to cover the transition period.



                                   SIGNATURES
                              -------------------

Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED THIS 29TH day of March, 2000

                                   GoHealth.MD, Inc.



                              By:  /s/ Dr. Leonard Vernon
                                   Dr. Leonard Vernon, President